Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark A. Thierer, the Chairman and Chief Executive Officer of Catamaran Corporation, certify that (i) the Annual Report on Form 10-K of Catamaran Corporation for the year ended December 31, 2012 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Catamaran Corporation.

/s/ Mark A. Thierer
Mark A. Thierer
Chairman and Chief Executive Officer

March 1, 2013